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                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-12

                        Amerivision Communications, Inc.
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                        AMERIVISION COMMUNICATIONS, INC.
                        5900 MOSTELLER DRIVE, SUITE 1800
                             OKLAHOMA CITY, OK 73112



May 30, 2001

Dear Shareholder:

         I am writing in reference to a letter and enclosures you may have received from a shareholder, Mr. Kenneth Kolek. I was disappointed that this letter was mailed and I want to explain our plans to you directly.

         As I have told you in previous communications, the current management of the Company has been planning the Company's first stockholders meeting for several months. I indicated in those prior communications that we planned to expand the Board of Directors and I now can announce that we are expanding the Board to seven members. In planning for a proper stockholders meeting, we wanted to ensure that (1) the Company was in compliance with its disclosure obligations to its shareholders, (2) the shareholders had an adequate advance opportunity to consider the proposals the Company will make at the meeting, and (3) the shareholders have a fair opportunity to vote even if they cannot attend in person.

         On Friday May 11, we filed preliminary proxy materials with the SEC for a stockholders meeting currently scheduled for June 21, 2001. This filing is available for public inspection. As my previous letters indicated, we had hoped to make this proxy filing earlier, but since we were still dealing with the SEC's voluminous comments to our Form 10 and 10K filings, we had no choice but to wait until we were close to receiving SEC clearance. In these proxy materials we stated that the Company has started "the process of seeking four qualified individuals of varied backgrounds and skills" for election to the Board of Directors.

         The proxy materials styled the stockholders meeting as a "special" meeting since the Company was well past the period for its "annual" meeting as set forth in the Bylaws. When questioned about a special meeting designation we immediately advised that we were willing to call the meeting either Annual or Special but had chosen Special due to Company Bylaw ambiguities. In any event, the stockholders meeting will be conducted in accordance with an Annual meeting format so this is not an issue.

         The SEC has indicated it will not complete its review of our proxy materials until issues relating to our Form 10 and 10K filings are resolved. We are working with the SEC to resolve these issues and hope to have them resolved soon so we can send the proxy materials to shareholders as soon as possible.

         I am also pleased to announce that the additional time required for SEC review has had the benefit of giving the Board the opportunity to complete the due diligence process necessary to identify four new qualified nominees for Board membership who have now agreed to serve if

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elected. I have spoken with each of the candidates, Arch Bonnema, David Clark,
Art Richardson and John Telling, and look forward to introducing them to our shareholders. Further information regarding those nominees will be included in our proxy materials.

         We have contacted Mr. Kolek and described to him our plans and our concerns with his plans. As reflected in the enclosed letter from Mr. Kolek, he has agreed to withdraw his request that an annual meeting be held on June 14.

         I am very hopeful that we will be able to proceed to the orderly shareholder meeting as we have proposed. A detailed discussion will be sent to you in the near future as soon as the SEC has cleared our Proxy materials.

                                   Yours sincerely,

                                   /s/ Stephen D. Halliday
                                   ----------------------------
                                   Stephen D. Halliday
                                   President & CEO
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                                KENNETH R. KOLEK
                            5925 COUNCIL STREET N.E.
                            CEDAR RAPIDS, IOWA 52402

                                  May 31, 2001

To the Shareholders of
AmeriVision Communications, Inc.

     Regarding:     Request for Withdrawal of Call for Annual Shareholder
                    Meeting by Written Consent of Shareholders.

Ladies and Gentlemen:

     I previously wrote each of you on or about May 18, for the purpose of seeking your consent to calling an annual meeting of the shareholders of AmeriVision Communications, Inc. If you did not receive that letter, I apologize. I was working from a shareholder list that may have contained some out of date addresses. I felt compelled to send such a letter because management had filed a preliminary form of proxy statement with the United States Securities and Exchange Commission (which I hereafter refer to as the "S.E.C.") which indicated an intention to call a special rather than an annual shareholder meeting. The difference between the two formats is substantial, in that only matters proposed by management in its notice of a special shareholder meeting may be considered and voted upon, whereas any matter properly presented at an annual meeting may be considered.

     Since sending my May 18 letter, I have been afforded opportunity to speak with members of the Company's current board of directors, who have represented that they already intended to take, and will take, the following action steps:

     1. The Company will file amendments to the proxy materials that are currently being reviewed by the S.E.C.

     2. Such amendments will (a) change the characterization of the shareholder meeting to be called from special to annual; and (b) identify seven individuals, including Messrs. Halliday, Sekulow and Damoose, each currently a Company director, and, assuming each is willing to be selected, Arch Bonema, David Clark, Arthur Richardson and John Telling, as constituting management's slate of nominees to be presented to the shareholders for election to the Company's board of directors.

     3. A new set of Company bylaws, in the form currently attaching to the proxy materials that have been filed with the S.E.C., will be proposed for shareholder approval.

     In light of such representations, with each of which I am in agreement, I have determined it to be in the best interests of the Company and its shareholders for the request made by way of my May 18 letter to be withdrawn. I believe the delays in obtaining clearance from the S.E.C. of the Company's proxy materials will render impracticable the conduct of a shareholder meeting before late June or early July. Importantly, however, an annual shareholder meeting will take place this summer at which an expanded board of directors will be elected.

     The amended proxy materials will set out the new meeting date and time and the incumbent board will mail the new proxy materials to each of us as Shareholders no less than 10 days prior to the meeting date.

     I thank you for the prayers and tremendous support. It is, however, no longer necessary for you to send to me the form of written consent calling for an Annual Meeting of the Shareholders.


                                        In His service,

                                        /s/ KENNETH R. KOLEK

                                        Kenneth R. Kolek